Exhibit 99.1

LETTER OF TRANSMITTAL
HealthSouth Corporation
Exchange Offers:
___________________________________

Offer to Exchange any and all of our outstanding unregistered 5.75% Senior Notes due 2024 and the related subsidiary guarantees (CUSIP Nos. 421924 BP5 (Rule 144A Notes),
U42268 AL3 (Regulation S Notes) and 421924 BQ3 (IAI Notes)) for $350,000,000 aggregate principal amount of our new 5.75% Senior Notes due 2024 and the related subsidiary guarantees (CUSIP No. 421924 BK6)
that have been registered under the Securities Act of 1933, as amended (the “Securities Act”)

and

Offer to Exchange any and all of our outstanding unregistered 5.75% Senior Notes due 2025 and the related subsidiary guarantees (CUSIP Nos. 421924 BR1 (Rule 144A Notes), U42268 AN9 (Regulation S Notes)
and 421924 BS9 (IAI Notes)) for $350,000,000 aggregate principal amount of our new 5.75% Senior Notes due 2025 and the related subsidiary guarantees (CUSIP No. 421924 BT7)
that have been registered under the Securities Act

____________________________

Pursuant to the Prospectus, dated , 2016
THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2016, UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Each holder of Outstanding Notes wishing to participate in one or both of the Exchange Offers, except holders of Outstanding Notes executing their tenders through the facilities of The Depository Trust Company (“DTC”) or according to the electronic procedures of Euroclear and Clearstream, should complete, sign, date and submit this Letter of Transmittal, with all required documentation, to the exchange agent for the Exchange Offers, Wells Fargo Bank, National Association (the “Exchange Agent”), before 5:00 p.m., New York City time, on the Expiration Date.
The Exchange Agent for the Exchange Offers is:
Wells Fargo Bank, National Association

Delivery by Registered or Certified Mail: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480-1517	In Person or by Hand Only: WELLS FARGO BANK, N.A. 12th Floor - Northstar East Building Corporate Trust Operations 608 Second Avenue South Minneapolis, MN Facsimile Transmissions: (Eligible Institutions Only)	Regular Mail or Courier: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 Sixth and Marquette Minneapolis, MN 55479
(612) 667-6282 Attention: Bondholder Communications To Confirm by Telephone or for Information Call: (800) 344-5128, Option 0 Attention: Bondholder Communications

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA EMAIL OR FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.
The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated , 2016 (the “Prospectus”), of HealthSouth Corporation, a Delaware corporation (“we” or the “Issuer”), and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Issuer’s offers to exchange (each, an “Exchange Offer” and together, the “Exchange Offers”):

•
$350,000,000 aggregate principal amount of newly issued 5.75% Senior Notes due 2024 (the “New 2024 Notes”) that have been registered under the Securities Act, and the related subsidiary guarantees, for a like principal amount of outstanding unregistered 5.75% Senior Notes due 2024 (the “Outstanding 2024 Notes”), and the related subsidiary guarantees, from the holders thereof; and

•
$350,000,000 aggregate principal amount of newly issued 5.75% Senior Notes due 2025 (the “New 2025 Notes” and, together with the New 2024 Notes, collectively the “New Notes”) that have been registered under the Securities Act, and the related subsidiary guarantees, for a like principal amount of outstanding unregistered 5.75% Senior Notes due 2025 (the “Outstanding 2025 Notes” and, together with the Outstanding 2024 Notes, collectively the “Outstanding Notes”), and the related subsidiary guarantees, from the holders thereof.

For each Outstanding Note accepted for exchange, the holder will receive a New Note of the corresponding series registered under the Securities Act having a principal amount equal to, and in the denomination of, that of the surrendered Outstanding Note. On the record date for the first interest payment date for each series of New Notes following the consummation of the Exchange Offers, holders of such New Notes will receive interest accruing from the last interest payment date on which interest was paid on the Outstanding Notes surrendered in exchange therefor or, if no interest has been paid, from August 7, 2015 or September 16, 2015, the original issue dates of the Outstanding 2024 Notes and the Outstanding 2025 Notes, respectively. Outstanding Notes that we accept for exchange will cease to accrue interest from and after the date of consummation of the applicable Exchange Offer, and holders whose Outstanding Notes are exchanged for the corresponding series of New Notes will not receive a payment in respect of interest accrued but unpaid on such Outstanding Notes from the most recent interest payment date up to but excluding the settlement date. Under the registration rights agreements with respect to each series of the Outstanding Notes (the “Registration Rights Agreements”), we may be required to make additional payments in the form of additional interest to the holders of the Outstanding Notes or New Notes, as applicable, under circumstances relating to the timing of the Exchange Offers, as discussed in the Prospectus under “Description of the Exchange Offers-Additional Interest.”
The terms of each series of New Notes are substantially identical to the terms of the corresponding series of Outstanding Notes, except that each series of New Notes will be registered under the Securities Act and the transfer restrictions, registration rights and related additional interest provisions applicable to the corresponding series of Outstanding Notes will not apply to the applicable series of New Notes.
Each broker-dealer that receives New Notes for its own account in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it may be a statutory underwriter and that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of New Notes received in exchange for Outstanding Notes where such Outstanding Notes were acquired as a result of market-making activities or other trading activities.
The Issuer will not receive any proceeds from any sale of the New Notes by broker-dealers. New Notes received by broker-dealers for their own account pursuant to one or both of the Exchange Offers may be sold from time to time in one or more transactions in the over the counter market, in negotiated transactions, through the writing of options on the New Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such New Notes. Any broker-dealer that resells New Notes that were received by it for its own account pursuant to one or both of the Exchange Offers and any broker or dealer that participates in a distribution of such New Notes may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of New Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act.

For a period of 180 days after the Expiration Date, we will provide sufficient copies of the latest version of the Prospectus to broker-dealers upon request. The Issuer has agreed to pay all expenses incident to the Exchange Offers, other than commissions or concessions of any brokers or dealers and will indemnify the holders of the notes (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

This Letter of Transmittal is to be completed by a holder of Outstanding Notes if certificates for physically tendered Outstanding Notes are to be delivered or a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Book-Entry Transfer Facility (as defined below) pursuant to the procedures set forth in the Prospectus under “Description of the Exchange Offers-Procedures for Tendering-Book-Entry Delivery Procedures” and an Agent’s Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Issuer may enforce this Letter of Transmittal against such participant.
YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.
Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.
Unless you intend to tender your Outstanding Notes through the facilities of DTC, you should complete, execute and deliver this Letter of Transmittal.
The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to each of the Exchange Offers.
List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

If tendering Outstanding Notes:

DESCRIPTION OF OUTSTANDING NOTES

	1	2	3	4	5
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Series of Outstanding Notes	Aggregate Principal Amount of Outstanding Note(s)	Principal Amount Tendered**	Name of DTC Participant and Participant’s Account Number in Which Outstanding Notes are Held***

Totals:
*		Need not be completed if Outstanding Notes are being tendered by book-entry transfer.
**
Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in column 3. See Instruction 2. Outstanding Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof. See Instruction 1.

***		Complete if book-entry with DTC is to be used.

If a holder of Outstanding Notes desires to tender such notes in the applicable Exchange Offer and the holder’s Outstanding Notes are not immediately available, or time will not permit such holder’s Outstanding Notes or other required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder may effect a tender of their Outstanding Notes for exchange pursuant to the guaranteed delivery procedures set forth in the Prospectus under “Description of the Exchange Offers-Procedures for Tendering-Guaranteed Delivery Procedures.”
Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by DTC (the “Book-Entry Transfer Facility”).

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.
☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution: ____________________________

Account Number: ________________________________________

Transaction Code Number: __________________________________

By crediting the Outstanding Notes to the Exchange Agent’s account at the facilities of DTC and by complying with applicable DTC procedures with respect to the applicable Exchange Offer(s), including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): ___________________________________

Window Ticket Number (if any): ___________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________________

Name of Institution Which Guaranteed Delivery: ___________________________________
If Delivered by Book-Entry Transfer, Complete the Following:
Account Number: ___________________________________
Transaction Code Number: ___________________________________

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name: __________________________________________
Address: ________________________________________

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
Upon the terms and subject to the conditions of the applicable Exchange Offer(s), the undersigned hereby tenders to the Issuer the aggregate principal amount of the applicable Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of such Outstanding Notes tendered herewith in accordance with the terms and conditions of the applicable Exchange Offer(s) (including, if one or both of the Exchange Offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby.
The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer, in connection with the Exchange Offers) to cause the Outstanding Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Notes, and to acquire New Notes of the corresponding series issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.
By tendering Outstanding Notes, the undersigned and any beneficial owner of the Outstanding Notes tendered hereby further represent and warrant that (i) the person acquiring the corresponding New Notes in the applicable Exchange Offer is acquiring them in the ordinary course of its business, whether or not such person is the holder; (ii) neither the holder nor such other person has any arrangement or understanding with any person to participate in the public distribution (within the meaning of the Securities Act) of such New Notes in violation of the provisions of the Securities Act; (iii) neither the holder nor such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Issuer or any guarantor of the Outstanding Notes, or if the holder or such other person is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of New Notes to the extent applicable; and (iv) if such holder or such other person is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes acquired as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of such New Notes. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of the Issuer or any guarantor of the Outstanding Notes or is engaged in or intends to engage in or has an arrangement or understanding with any person to participate in a public distribution of the New Notes, or any broker-dealer who purchased Outstanding Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, (i) may not rely on the applicable interpretations of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under “Description of the Exchange Offers-Consequences of Exchanging Your Outstanding Notes” and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.
If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, the undersigned acknowledges that it may be a statutory underwriter and that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
For purposes of each Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Issuer has given oral or written notice to the Exchange Agent, with written confirmation of any oral notice to be given promptly thereafter.
The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under “Description of the Exchange Offers-Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the applicable Exchange Offer(s), subject only to withdrawal of such tenders on the terms set forth in the Prospectus under “Description of the Exchange Offers-Withdrawal of Tenders.”

For the book-entry delivery of Outstanding Notes, please credit the account(s) indicated above in the box entitled “Description of Outstanding Notes” maintained at the Book-Entry Transfer Facility.
THE UNDERSIGNED, BY COMPLETING THE BOX OR BOXES ABOVE FOR EACH APPLICABLE SERIES OF OUTSTANDING NOTES AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE APPLICABLE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4 and 6)
To be completed ONLY if (i) certificates for Outstanding Notes not exchanged for New Notes, or certificates for Outstanding Notes not tendered for exchange, are to be issued in the name of someone other than the undersigned; (ii) Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above; or (iii) book-entry transfer of New Notes are to be credited to an account maintained by DTC other than the account indicated above.
Credit New Notes and unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below:

☐	New Notes, to:
☐	Outstanding Notes, to:
Name(s): _____________________________________________
Address: ______________________________________________
Telephone Number: ______________________________________________
Tax Identification or Social Security Number: ______________________________________________
Book-Entry Transfer Facility Account Number: ______________________________________________
(Complete IRS Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 6)
To be completed ONLY if certificates for Outstanding Notes not exchanged for New Notes, or certificates for Outstanding Notes not tendered for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

☐	Outstanding Notes, to:
Name(s): _____________________________________________
Address: ______________________________________________
Telephone Number: ______________________________________________
Tax Identification or Social Security Number: ______________________________________________
(Complete IRS Form W-9)
IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying IRS Form W-9)

_________________________________________	_________________________________________
_________________________________________	_________________________________________
Signature(s) of Owner	Date

Telephone Number: ____________________________________
This Letter of Transmittal must be signed by the registered holder(s) exactly as the name appears on certificates(s) representing Outstanding Notes, in whose name Outstanding Notes are registered on the books of the Book-Entry Transfer Facility or one of its participants, or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.
Name(s) (Please Print): ____________________________________
Capacity (Full Title): ____________________________________
Address (Including Zip Code): ____________________________________

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signatures(s) Guaranteed by Eligible Institution:
Name(s) (Please Print): _____________________________
Capacity (Full Title): _____________________________
Address (Including Zip Code): _____________________________

Name of Firm: _____________________________

Telephone Number: _____________________________

Tax Identification or Social Security Number: _____________________________

Dated: _____________________________

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF
THE EXCHANGE OFFERS

______________________________

Offer to Exchange any and all of our outstanding unregistered 5.75% Senior Notes due 2024 and the related subsidiary guarantees (CUSIP Nos. 421924 BP5 (Rule 144A Notes),
U42268 AL3 (Regulation S Notes) and 421924 BQ3 (IAI Notes)) for $350,000,000 aggregate principal amount of our new 5.75% Senior Notes due 2024 and the related subsidiary guarantees (CUSIP No. 421924 BK6)
that have been registered under the Securities Act of 1933, as amended (the “Securities Act”)

and

Offer to Exchange any and all of our outstanding unregistered 5.75% Senior Notes due 2025 and the related subsidiary guarantees (CUSIP Nos. 421924 BR1 (Rule 144A Notes), U42268 AN9 (Regulation S Notes)
and 421924 BS9 (IAI Notes)) for $350,000,000 aggregate principal amount of our new 5.75% Senior Notes due 2025 and the related subsidiary guarantees (CUSIP No. 421924 BT7)
that have been registered under the Securities Act

1.	Delivery of This Letter of Transmittal and Outstanding Notes; Guaranteed Delivery Procedures.
This Letter of Transmittal is to be completed by tendering holders of Outstanding Notes if certificates for physically tendered Outstanding Notes are to be delivered or tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under “Description of the Exchange Offers-Procedures for Tendering-Book-Entry Delivery Procedures” and an Agent’s Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a book-entry transfer (a “Book-Entry Confirmation”), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Issuer may enforce the Letter of Transmittal against such participant. Certificates for Outstanding Notes or a Book-Entry Confirmation, as well as a properly completed and duly executed Letter of Transmittal (or, in the case of a Book-Entry Confirmation, a manually signed facsimile hereof or Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in minimum denominations of principal amount of $2,000 and integral multiples of $1,000 in excess thereof.
Holders who tender their Outstanding Notes through DTC’s procedures shall be bound by, but need not complete, this Letter of Transmittal; thus, a Letter of Transmittal need not accompany tenders effected through the facilities of DTC.
Any financial institution that is a participant in DTC may electronically transmit its acceptance of one or both of the Exchange Offers by causing DTC to transfer Outstanding Notes in accordance with DTC’s procedures for such transfer before the Expiration Date.
Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. No Letter of Transmittal should be sent to the Issuer or DTC.

If a holder of Outstanding Notes desires to tender such notes in the applicable Exchange Offer and the holder’s Outstanding Notes are not immediately available, or time will not permit such holder’s Outstanding Notes or other required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such holder may effect a tender of their Outstanding Notes for exchange pursuant to the guaranteed delivery procedures set forth in the Prospectus under “Description of the Exchange Offers-Procedures for Tendering-Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of the Outstanding Notes being tendered and the principal amount of Outstanding Notes tendered, and stating that the tender of such Outstanding Notes is being made thereby and guaranteeing that within three (3) business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a Book-Entry Confirmation, an Agent’s Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) all certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a Book-Entry Confirmation, an Agent’s Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three (3) business days after the date of execution of the Notice of Guaranteed Delivery. An “Eligible Institution” is a firm which is a member of a registerednational securities exchange or a member of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States.
The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letters of Transmittal or Outstanding Notes should be sent directly to the Issuer.
See “Description of the Exchange Offers” in the Prospectus.

2.	Delivery of the New Notes.
New Notes to be issued according to the terms of the applicable Exchange Offer, if completed, will be delivered in book-entry form. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the “Description of Outstanding Notes” table above. Failure to do so will render a tender of the Outstanding Notes defective.
All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the table above entitled “Description of Outstanding Notes.” If a holder submits Outstanding Notes for a greater principal amount than the holder desires to exchange, we will return to such holder the non-exchanged Outstanding Notes or have them credited to DTC as promptly as practicable after the Expiration Date.

3.	Signatures on This Letter of Transmittal; Note Powers and Endorsements; Guarantee of Signatures.
If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) or on the Book-Entry Transfer Facility’s security position listing as the holder of such Outstanding Notes without alteration, enlargement or any change whatsoever.
If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

When this Letter of Transmittal is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate written instrument or instruments of transfer or exchange are required, unless certificates for Outstanding Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the holder thereof. If, however, the Outstanding Notes are registered in the name of a person other than a signer of the Letter of Transmittal, the Outstanding Notes surrendered for exchange must be endorsed, or the Letter of Transmittal must be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Outstanding Notes tendered for exchange, the tendered Outstanding Notes must be endorsed or the Letter of Transmittal must be accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders that appear on the Outstanding Notes.
If this Letter of Transmittal or any other required documents or powers of attorneys are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with the Letter of Transmittal.
Signatures on powers of attorneys required by this Instruction 3 must be guaranteed by an Eligible Institution.
Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Outstanding Notes surrendered for exchange are tendered: (i) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offers, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

4.	Special Issuance or Delivery Instructions.
If the New Notes are to be issued or if any Outstanding Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon.

5.	Taxpayer Identification Number.
Federal income tax law generally requires that a holder who is a U.S. person for federal income tax purposes (including a U.S. resident alien) and who tenders an Outstanding Note and receives a New Note in exchange provide the Exchange Agent with such holder’s correct Taxpayer Identification Number (“TIN”) on the enclosed IRS Form W-9 and certify, under penalties of perjury, that such TIN is correct, that the holder is not subject to backup withholding and that the holder is a U.S. person. If a holder is subject to backup withholding, the holder must cross out item (2) of the Certification in Part II of the IRS Form W-9. The holder is required to give the Exchange Agent the TIN (i.e., the social security number or the employer identification number) of the record holder of the Outstanding Notes and New Notes. If the Outstanding Notes or New Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed Instructions for the IRS Form W-9 for additional guidance on which number to report. If such holder does not have a TIN, such holder should consult the W-9 Instructions for instructions on applying for a TIN, write “Applied For” in the space provided for the TIN in Part I of the IRS Form W-9, and sign and date the form. Writing “Applied For” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future.
Certain holders (including, among others, certain corporations and certain foreign individuals and entities) are exempt from backup withholding. Exempt holders who are U.S. persons for federal income tax purposes should indicate their exempt status by checking the “Exempt payee” box on the IRS Form W-9. Exempt holders who are not “U.S. persons” for federal income tax purposes should indicate their exempt status by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of an IRS Form W-9), signed under penalties of perjury, attesting to that holder’s exempt status. A Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable, can be obtained from the Exchange Agent or online at www.irs.gov. See the Instructions for the applicable Form W-8 for more instructions.

If backup withholding applies, the Exchange Agent is required to withhold tax at the current statutory rate of 28% on all reportable payments made to the holder. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is timely given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the Holder upon timely filing an income tax return.

Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.
The Exchange Agent for the Exchange Offers is:
Wells Fargo Bank, National Association
The information requested above should be directed to the Exchange Agent at the following address:

Delivery by Registered or Certified Mail: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480-1517	In Person or by Hand Only: WELLS FARGO BANK, N.A. 12th Floor - Northstar East Building Corporate Trust Operations 608 Second Avenue South Minneapolis, MN Facsimile Transmissions: (Eligible Institutions Only)	Regular Mail or Courier: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 Sixth and Marquette Minneapolis, MN 55479
(612) 667-6282 Attention: Bondholder Communications To Confirm by Telephone or for Information Call: (800) 344-5128, Option 0 Attention: Bondholder Communications

6.	Transfer Taxes.
Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes of the corresponding series issued in the applicable Exchange Offer are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the applicable Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than on the exchange of Outstanding Notes in connection with the applicable Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.
Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

7.	Waiver of Conditions.
The Issuer reserves the absolute right to waive, in whole or in part, any defects or irregularities or conditions of one or both of the Exchange Offers either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in one or both of the Exchange Offers).

8.	No Conditional Tenders.
No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal or delivery of an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange. Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes.

9.	Withdrawal Rights.
Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.
For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must: (i) specify the name of the person having tendered the Outstanding Notes to be withdrawn (the “Depositor”); (ii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes); and (iii) if certificates for such Outstanding Notes have been transmitted, specify the name in which the Outstanding Notes are registered, if different from that of the withdrawing holder. If certificates for withdrawn Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer set forth in the Prospectus under “Description of the Exchange Offers-Procedures for Tendering-Book-Entry Delivery Procedures,” any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuer, whose determination shall be final and binding on all parties. Any tendered Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the applicable Exchange Offer. Any Outstanding Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder of those Outstanding Notes without cost to the holder. In the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent’s applicable account at the Book-Entry Transfer Facility, the withdrawn Outstanding Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Outstanding Notes, pursuant to the book-entry transfer procedures set forth in the Prospectus under “Description of the Exchange Offers-Procedures for Tendering-Book-Entry Delivery Procedures,” as soon as practicable after withdrawal, rejection of tender or termination of the applicable Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date. Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of any defect or irregularity with respect to any withdrawal of tender of Outstanding Notes.

10.	Requests for Assistance or Additional Copies.
Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent at the address and telephone number set forth above.

11.	Concerning the Trustee and the Exchange Agent.
Except for the contact information for the Exchange Agent set forth therein, the Trustee and the Exchange Agent are not responsible for and make no representation as to the validity, accuracy or adequacy of the Prospectus and any of its contents, and are not be responsible for any statement of the Issuer or any other person in the Prospectus or in any document issued or used in connection with it or the Exchange Offer. The Trustee and the Exchange Agent make no recommendation to any Holder whether to tender Notes pursuant to the Exchange Offer or to take any other action.